UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2014

Mercedes-Benz Auto Lease Trust 2014-A

(Exact name of Issuing Entity as specified in its charter)

Daimler Trust Leasing LLC

(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC

(Exact name of Sponsor as specified in its charter)

State of Delaware	333-178761-05	80-0786663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $1,987,290,000 principal amount of Asset Backed Notes issued by Mercedes-Benz Auto Lease Trust 2014-A (the “Issuer”) on April 9, 2014, attached as exhibits hereto are legality and tax matters opinions and the Indenture relating to such issuance.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Indenture, dated as of April 1, 2014, between the Issuer and U.S. Bank National Association, as indenture trustee.

5.1	Opinion of Sidley Austin LLP regarding legality.

5.2	Opinion of Richards, Layton & Finger. P.A. regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Richards, Layton & Finger. P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: April 9, 2014